Exhibit 99.1

Kodiak and Ares Acquisition Corporation II Announce $145 Million Investment to Support Proposed Business Combination

Institutional Investors Have Funded or Committed Over $220 Million in Financing in Total

Extraordinary General Meeting of Shareholders Remains Scheduled for September 23, 2025

MOUNTAIN VIEW, Calif. and NEW YORK (September 15, 2025) — Kodiak Robotics, Inc. (“Kodiak” or the “Company”), a leading provider of AI-powered autonomous vehicle technology, and Ares Acquisition Corporation II (NYSE: AACT) (“AACT”), a publicly traded special purpose acquisition company, today announced a $145 million PIPE commitment of convertible preferred stock and common stock warrants to AACT from institutional accredited investors to support the previously announced proposed business combination (the “proposed business combination”) between AACT and Kodiak. One such investor had previously committed to providing $50 million of support for AACT’s previously announced common stock PIPE investment, and such commitment was amended and restated in the form of a subscription agreement for the convertible preferred stock and common stock warrant investment.

To date, certain institutional investors have invested or committed an aggregate of over $220 million in financing to Kodiak and AACT since the announcement of the proposed business combination. In addition, the combined company will receive the cash remaining in AACT’s trust account at closing after any redemptions by AACT shareholders at the upcoming AACT extraordinary general meeting. As of August 18, 2025, there was approximately $562 million of cash held in AACT’s trust account at closing, which does not account for any such redemptions of existing AACT shares or any transaction expenses. Kodiak and AACT may opportunistically seek additional capital in connection with the consummation of the proposed business combination to provide additional support for Kodiak’s operating plan.

“We believe these additional investments underscore our investors’ confidence in the value proposition of Kodiak’s safe and commercially-deployed autonomous technology,” said Don Burnette, Founder and Chief Executive Officer of Kodiak. “As we continue to make progress toward completing our proposed business combination with AACT and bringing Kodiak to the public markets, our entire team remains focused on executing our strategy to scale our business and accelerate our growth. We look forward to leading the advancement of the commercial trucking and public sector industries and delivering on the exciting value creation opportunities ahead to the benefit of customers and shareholders.”

“Kodiak continues to differentiate itself as an industry leader in a significant addressable market, and this latest announcement further reinforces our excitement for its launch as a publicly-traded company,” said Allyson Satin, Chief Operating Officer of AACT and Partner at Ares. “Don and his team have demonstrated the long-term potential for Kodiak’s AI-driven technology, and we look forward to continuing to support the company through its next chapter.”

An extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve the proposed business combination is scheduled to be held on September 23, 2025 at 9:00 a.m. Eastern Time. The Extraordinary General Meeting will be held in person at the offices Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022 and virtually via live webcast at https://www.cstproxy.com/aresacquisitioncorporationii/egm2025. Holders of AACT’s ordinary shares at the close of business on the record date of August 20, 2025, are entitled to notice of the Extraordinary General Meeting and to vote at the Extraordinary General Meeting. AACT and Kodiak filed the definitive proxy statement/prospectus relating to the proposed business combination and AACT began mailing it to shareholders as of the record date on or about Friday August 29, 2025. More details about the proposed business combination and the resolutions to be voted upon at the Extraordinary General Meeting can be found in the definitive proxy statement/prospectus filed by AACT, available at: http://www.sec.gov.

Assuming satisfaction of the conditions to the closing of the proposed business combination, including approval of the proposed business combination by AACT’s shareholders, the post-proposed business combination company intends to list its common stock and public warrants on The Nasdaq Stock Market (“Nasdaq”) under the proposed symbols “KDK” and “KDKRW,” respectively. The Nasdaq listing is subject to the closing of the proposed business combination and fulfillment of all Nasdaq listing requirements.

Every vote is important and AACT encourages all shareholders to make their voices heard by authorizing their proxy online or by mail as soon as possible, regardless of the number of shares held. AACT shareholders who need assistance in completing the proxy card, need additional copies of the proxy statement/prospectus, or have questions regarding the Extraordinary General Meeting may contact AACT’s proxy solicitor, Sodali & Co, by calling (800) 662-5200 (toll free) or banks and brokers can call (203) 658-9400, or by e-mailing AACT.info@investor.sodali.com.

About Kodiak Robotics, Inc.

Kodiak Robotics, Inc. was founded in 2018 and is a leading provider of AI-powered autonomous vehicle technology that is designed to help tackle some of the toughest driving jobs. Kodiak’s driverless solution can help address the critical problem of safely transporting goods in the face of unprecedented supply chain challenges. Kodiak’s vision is to become the trusted world leader in autonomous ground transportation. Kodiak is committed to a safer and more efficient future for all through the commercialization of driverless trucking at scale. To that end, Kodiak developed the Kodiak Driver, a virtual driver that combines advanced AI-powered software with modular and vehicle-agnostic hardware designed to help address Kodiak’s customers’ needs. The Kodiak Driver is not just an idea-it is operating without a human driver today. Kodiak serves customers in both commercial trucking and the public sector. In 2024, Kodiak believes it achieved a historic milestone by becoming the first company to deploy customer-owned and -operated driverless trucks in commercial service. The Kodiak Driver is also being utilized in the public sector, where Kodiak believes it can support national security initiatives and critical government applications.

About Ares Acquisition Corporation II

Ares Acquisition Corporation II (NYSE: AACT) is a special purpose acquisition company affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination.

Forward-Looking Statements

This press release includes forward-looking statements including regarding AACT’s or Kodiak’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Kodiak’s and AACT’s expectations with respect to the future performance and the success of the combined company following the consummation of the proposed business combination (the “combined company”); expectations regarding the completion of the convertible preferred stock and warrant investment, the proposed business combination and the combined company being listed on Nasdaq following completion of the proposed business combination; and the expected benefits of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Kodiak’s and AACT’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak and AACT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the equity holders of Kodiak or AACT is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; the amount of redemption requests made by AACT’s public equity holders; AACT’s ability to consummate the expected private placement of equity securities in connection with the consummation of the proposed business combination; and the ability of AACT or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Kodiak, AACT or the combined company resulting from the proposed business combination with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors.” If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Kodiak nor AACT presently know or that Kodiak and AACT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Kodiak’s and AACT’s expectations, plans or forecasts of future events and views as of the date they are made. Kodiak and AACT anticipate that subsequent events and developments will cause Kodiak’s and AACT’s assessments to change. However, while Kodiak and AACT may elect to update these forward-looking statements at some point in the future, Kodiak and AACT specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Kodiak’s or AACT’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Kodiak, AACT, nor any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law. In addition, this press release contains certain information about the historical performance of Kodiak. You should not view information related to the past performance of Kodiak as indicative of future results. Certain information set forth in this press release includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized.

Additional Information and Where to Find It

In connection with the proposed business combination, AACT and Kodiak filed a registration statement on Form S-4 (File No. 333- 287278) (the “Registration Statement”), which includes a prospectus with respect to the combined company’s securities to be issued in connection with the proposed business combination and a proxy statement with respect to the shareholder meeting of AACT to vote on the proposed business combination. The Registration Statement has been declared effective by the SEC and AACT has mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders. The Registration Statement includes information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to AACT’s shareholders in connection with the proposed business combination. AACT has filed and will file other documents regarding the proposed business combination with the SEC. SECURITY HOLDERS OF KODIAK AND AACT ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT HAVE AND WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Kodiak and AACT once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT at www.aresacquisitioncorporationii.com. Alternatively, these documents, when available, can be obtained free of charge from AACT upon written request to Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167, Attn: Secretary, or by calling (888) 818-5298. The information contained on, or that may be accessed through the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Investors and security holders can obtain free copies of the Registration Statement, the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AACT through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by AACT may be obtained free of charge from AACT’s website at www.aresacquisitioncorporationii.com or by written request to AACT at Ares Acquisition Corporation II, 245 Park Avenue, 44th Floor, New York, NY 10167.

Participants in the Solicitation

AACT, Kodiak and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AACT in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of AACT’s executive officers and directors in the solicitation by reading AACT’s final prospectus related to its initial public offering filed with the SEC on April 24, 2023, the definitive proxy statement/prospectus filed with the SEC on August 29, 2025, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of AACT’s participants in the solicitation, which may, in some cases, be different from those of AACT’s shareholders generally, is set forth in the definitive proxy statement/prospectus.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AACT, Kodiak or the combined company resulting from the proposed business combination, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. This press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

Contacts

Kodiak Media Relations

Daniel Goff

Director of External Affairs

+1 646-515-3933

dan@kodiak.ai

Stacy Morris

PR Consultant

+1 310-415-9188

stacy.morris@futuristacommunications.com

Kodiak Investor Relations

Lauren Sloane

The Blueshirt Group for Kodiak

Lauren@blueshirtgroup.com

Ares Media Relations

Jacob Silber

media@aresmgmt.com

Ares Investor Relations

Greg Mason

+1 888-818-5298

ir@aresacquisitioncorporationii.com